                                POWER OF ATTORNEY

        Know all by these presents that the undersigned hereby constitutes and appoints each of Duffield E. Milkie, Brian C. Witherow and Stacy L. Frole,
signing singly, as the undersigned's true and lawful attorney-in-fact, with full power to:

        1.      prepare, execute in the undersigned's name and on the
                undersigned's behalf, and submit to the U.S. Securities and
                Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make filings with the SEC of schedules or reports required by Section
                16(a) of the Securities and Exchange Act (the "Exchange Act"),
                Rule 144 of the Securities Act of 1933 (the "Securities Act"),
                or any rule or regulation of the SEC;

        2.      execute for and on behalf of the undersigned, any Form 3, Form
                4, Form 5, or Form 144, or any amendment(s) thereto, required or permitted to be filed with the SEC under the Exchange Act and the rules thereunder or the Securities Act and the rules
                thereunder, and any other forms or reports, or any amendment(s)
                thereto, the undersigned may be required or permitted to file in connection with the undersigned's ownership, acquisition, or disposition of securities of Cedar Fair, L.P. (the "Company");

        3.      do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Form 3, Form 4, Form 5, or Form 144, or other form or report, or any amendment(s) thereto, and timely file such form or report (or amendment) with the SEC and any stock exchange or similar authority and transmit such form or report
                (or amendment) to the Company or any broker, transfer agent, legal counsel or other relevant person; and

        4.      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
                attorney-in-fact may approve in such attorney-in-fact's
                discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act,
Rule 144 of the Securities Act, or any rule or regulation of the SEC, or any other liabilities or obligations.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Form 3, Form 4, Form 5, or Form
144 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked with respect to any of the attorneys-in-fact named herein by the undersigned in a signed writing delivered to such attorney- or attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of February, 2012.

                                       /s/ Richard L. Kinzel
                                       ----------------------------------------
                                           Richard L. Kinzel